                   TABLE OF CONTENTS


        Letter to Shareholders...............................   1
        Performance Results..................................   3
        Portfolio Highlights.................................   4
        Performance in Perspective...........................   5
        Portfolio Management Review..........................   6
        Portfolio of Investments.............................   8
        Statement of Assets and Liabilities..................   9
        Statement of Operations..............................  10
        Statement of Changes in Net Assets...................  11
        Financial Highlights.................................  12
        Notes to Financial Statements........................  15
        Report of Independent Accountants....................  20

         GOVT ANR 2/97

                            LETTER TO SHAREHOLDERS

                                                   [PHOTO APPEARS HERE]
                                           DENNIS J. MCDONNELL AND DON G. POWELL
January 31, 1997

Dear Shareholder,
As noted in earlier reports, VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW
The U.S. economy experienced moderate growth and low inflation during the re-porting period. At the beginning of 1996, economists were concerned that the tepid economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the big-gest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) dur-ing the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt loans would eventu-ally slow the economy without the need for higher interest rates. Events dur-ing the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and en-ergy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW
Shifting expectations and modest returns characterized the fixed-income mar-kets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the U.S. economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor market and stronger-than-expected eco-nomic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond had reached 7.2 percent, up from 5.95 percent at the beginning of the year.
The last half of 1996 was spent recovering some of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term yields gradually fell back to 6.64 percent by year end.
                                                          Continued on page two

Compared to 1995, when most sectors of the taxable fixed-income market gener-ated double-digit gains, 1996 was a year of generally lackluster performance. The Lehman Brothers Aggregate Bond Index returned just 4.16 percent for the 12-month period ended December 31, 1996, with short- and intermediate-term bonds outperforming longer-term issues. Lower-rated corporate bonds also outperformed, as investors felt comfortable enough to stretch for yield given the better-than-expected economy. For the year, 30-year Treasury bonds lost ap-proximately one percent on a total-return basis. Treasury bond losses might have been larger, but heavy foreign buying, especially among Japanese invest-ors, where low interest rates and a falling yen made high-quality American bonds an attractive option, helped control losses.

OUTLOOK
We expect interest rates during 1997 to repeat last year's moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of in-flationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about in-flation and allow interest rates to begin to decline across the maturity spec-trum. Although economic growth could be accompanied by short-term market fluctuation, we do not believe it will be strong enough to reignite price pres-sures. The results of the November elections reinforce this view--the combina-tion of a Democratic president and a Republican Congress should help restrain potential spending increases and large tax cuts, and therefore, keep the budget deficit under control.
While domestic economic fundamentals may keep bond prices relatively stable, the risk of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. Monetary policy has been unusually accommodative in many foreign countries. If these economies gain significant strength in 1997, the resulting demand for capital could divert buying power from the U.S. credit market. Since foreign investors have become the marginal buyers of U.S. bonds, we believe that increased competition for the global fixed-income dollar could exert mild upward pressure on domestic interest rates over the year.
Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                       /s/ Dennis J. McDonnell
Don G. Powell                           Dennis J. McDonnell
Chairman                                President
Van Kampen American Capital             Van Kampen American Capital
Asset Management, Inc.                  Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996


             VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND

                                                    A SHARES  B SHARES  C SHARES

 TOTAL RETURNS
 One-year total return based on NAV/1/.............    1.90%     1.17%     1.18%
 One-year total return/2/..........................   (2.98%)   (2.63%)    0.22%
 Five-year average annual total return/2/..........    4.57%     4.59%       N/A
 Ten-year average annual total return/2/...........    6.70%       N/A       N/A
 Life-of-Fund average annual total return/2/.......    8.11%     4.96%     3.83%
 Commencement Date................................. 07/16/84  12/20/91  03/10/93

 DISTRIBUTION RATE AND YIELD
 Distribution Rate/3/..............................    6.26%     5.85%     5.86%
 SEC Yield/4/......................................    5.49%     4.97%     4.93%

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1996.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS


             VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND

COUPON DISTRIBUTION AS OF DECEMBER 31, 1996


                             [GRAPH APPEARS HERE]

                         Percentage of
Coupon Rate          Long-Term Investments

5-6.................          3.7%
6-7.................         26.9%
7-8.................         13.7%
8-9.................         50.3%
11 or more..........          5.4%

PORTFOLIO COMPOSITION BY SECTOR AS A PERCENTAGE OF TOTAL INVESTMENTS

                           [PIE CHARTS APPEAR HERE]

As of December 31, 1996
U.S. Treasuries......... 48%
GNMAs................... 32%
FNMAs................... 14%
FHLMCs..................  5%
Cash Equivalents........  1%

DURATION


                           AS OF DECEMBER 31, 1996               AS OF JUNE 30, 1996
          Duration                5.3 years                           4.7 years

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:
  . Illustrate the general market environment in which your investments are being managed
  . Reflect the impact of favorable market trends or difficult market condi-
    tions
  . Help you evaluate the extent to which your Fund's management team has re-sponded to the opportunities and challenges presented to them over the period measured
  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Mutual Fund U.S. Government Index over time. As a broad-based, unmanaged statistical com-posite, this index does not reflect any commissions or fees which would be in-curred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Government Securities Fund vs. Lehman Brothers Mutual Fund U.S. Government Index
    (December 31, 1986 through December 31, 1996)

                             [CHART APPEARS HERE]

Fund's Total Return
1 Year Avg. Annual    = -2.98%
5 Year Avg. Annual    =  4.57%
10 Year Avg. Annual   =  6.70%
Inception Avg. Annual =  8.11%

                VKAC Government   Lehman Bros. Mutual
                Securities Fund   Fund U.S. Government Index
Dec 1986           $ 9,527                 $10,000
Dec 1987           $ 9,380                 $10,219
Dec 1988           $10,031                 $10,938
Dec 1989           $11,526                 $12,495
Dec 1990           $12,530                 $13,587
Dec 1991           $14,570                 $15,669
Dec 1992           $15,526                 $16,802
Dec 1993           $16,792                 $18,592
Dec 1994           $16,077                 $17,965
Dec 1995           $18,774                 $21,258
Dec 1996           $19,130                 $21,848

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW


             VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND

We recently spoke with the management team of the Van Kampen American Capital Government Securities Fund about the key events and economic forces that shaped the markets during the past fiscal year. The team includes John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.

Q HOW WOULD YOU DESCRIBE THE KEY FACTORS THAT INFLUENCED THE FIXED-INCOME MARKETS IN 1996?

A The year began on an optimistic note. The fixed-income markets had experi-enced a strong 1995, and the domestic economy was expected to continue its pattern of slow growth into the first half of 1996. In reality, the economy proved to be healthier than anticipated. First-quarter gross domestic product
(GDP) statistics were up dramatically, and employment reports remained strong in March, June, and July. These indicators triggered a sharp increase in inter-est rates, beginning in February and continuing through the second quarter.

   In August, Alan Greenspan, chairman of the Federal Reserve Board, cautioned that the economy would likely slow down during the last six months of the year. His comments were later supported by sluggish employment figures and third-quarter GDP numbers, which came in lower than expected. Interest rate fears were eased, and the bond market enjoyed a rally that continued until December.
   Overall, rates moved upward in 1996, with the yield on the two-year Treasury ending the year up by about three-quarters of a percentage point. This rising rate environment made it more difficult for fixed-income funds to achieve sig-nificant total returns.

Q      HOW DID YOU REACT TO THESE MARKET CONDITIONS?

A We maintained an above-average weighting in mortgage-backed securities, compared to other funds in our peer group. On average, about 48 percent of the Fund's assets were invested in mortgage securities throughout the year, with the remainder allocated toward U.S. Treasuries. This strategy was effec-tive because mortgage securities were priced inexpensively compared to Treasur-ies. Thus, the Fund benefited from the attractive yield spread between the mortgage-backed bonds and U.S. Treasuries that existed early in the year. As the year progressed, we continued to fine-tune the portfolio, particularly looking for areas of value within the mortgage-backed sector of the market.

   In addition, we adjusted the duration of the Fund. Duration, which is ex-pressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. The longer the Fund's duration, the greater the effect of in-terest rate movements on net asset value. Typically, funds with shorter dura-tions have performed better in rising rate environments, while funds with longer durations have performed better when rates are declining. We shortened duration in February, which helped make the Fund more defensive during the rapid increase in interest rates that began shortly thereafter. By the end of the year, the duration was at 5.3 years, an increase from 4.7 years as of De-cember 31, 1995. For additional Fund portfolio highlights, refer to page four.

Q      HOW DID THE FUND PERFORM IN 1996?

A The Government Securities Fund's 12-month total return was 1.90 percent/1/ (Class A shares at net asset value) for the period ended December 31,
1996. By comparison, the average performance of similar funds was 1.72 percent, according to the Lipper Analytical Services General U.S. Government Fund cate-gory.

   Despite a reduction in the monthly dividend in November from $.0580 per Class A share to $.0550 per Class A share, the Fund continued to provide supe-rior levels of current income. As of December 31, 1996, the distribution rate was 6.26 percent/3/, based on a dividend of $.0550 per share and a maximum pub-lic offering price of $10.55 per share.

   Over the same period, the total return of the Lehman Brothers Mutual Fund U.S. Government/Mortgage Index was 3.68 percent. Please keep in mind this index is a broad-based, unmanaged index that reflects the general performance of U.S. government and mortgage-backed securities. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it repre-sents. Please refer to the chart on page three for additional Fund performance results.

Q    AS YOU LOOK AHEAD TO 1997, WHAT DO YOU SEE FOR THE FUND?

A We are approaching 1997 with a cautious attitude. The economic indicators we saw at the end of 1996 suggest a strengthening economy, and conven-
tional wisdom says that growth could easily accelerate both here in the United States and in a number of global economies. Also, with commodity inventories at their lowest points in decades, any sharp increase in the economy could send prices and interest rates higher.

   Unless conditions change drastically, we have no reason to expect a dramatic change in the current interest rate environment. We believe the prospects are good for a continuation of the moderate economic growth and low inflation that have been the rule rather than the exception in recent years. With Fed chairman Greenspan entrenched for another term, we know what to expect in terms of mone-tary policy and have no reason to believe the Fed will wander from the conser-vative approach it has pursued during Greenspan's tenure.
   While there are several factors that could positively impact the market, we believe that it is more likely that interest rates will increase, rather than decline in the short term. Our expectation is that most fixed-income products will have relatively uneventful price performance over the year, but we are confident that the Fund will provide regular dividend income.
   The Fund's duration will remain at its current relatively short level, which should prove favorable if interest rates move higher. The mortgage-backed por-tion of the portfolio will remain at approximately 50 percent, and we may in-crease it if the economy is particularly strong. If, on the other hand, economic growth indicators prove to be weaker than expected, we are well posi-tioned to lengthen the Fund's duration by increasing our Treasury holdings. Re-gardless of what the future holds, our objective for the Fund is to seek to provide a high level of current return consistent with preservation of capital.

/s/ Peter W. Hegel                        /s/ John R. Reynoldson

Peter W. Hegel                            John R. Reynoldson
Chief Investment Officer                  Portfolio Manager
Fixed-Income Investments
                                              Please see footnotes on page three

                           PORTFOLIO OF INVESTMENTS

                               December 31, 1996
                       All amounts reported in thousands

-------------------------------------------------------------------------------

 Par
 Amount   Description                Coupon        Maturity       Market Value
-------------------------------------------------------------------------------
          UNITED STATES GOVERNMENT
          AGENCY OBLIGATIONS 53.9%
          Federal Home Loan
          Mortgage Corp. Gold 30
 $ 45,692 Year Pool...............    7.000% 02/01/23 to 04/01/24   $   44,961
          Federal Home Loan
          Mortgage Corp. Gold 30
   76,914 Year Pool...............    7.500  01/01/22 to 01/01/24       77,175
          Federal Home Loan
          Mortgage Corp. Gold 30
    2,951 Year Pool...............    8.000        07/01/24              3,007
          Federal National
          Mortgage Association 15
   46,583 Year Dwarf Pool.........    6.000        01/01/09             45,084
          Federal National
          Mortgage Association 15
   23,060 Year Dwarf Pool.........    6.500        06/01/08             22,642
          Federal National
          Mortgage Association
  100,134 Pool....................    6.500        02/01/26             95,472
          Federal National
          Mortgage Association
   89,699 Pool....................    7.000  12/01/99 to 10/01/23       88,064
          Federal National
          Mortgage Association
   84,965 Pool....................    7.500  01/01/23 to 01/01/24       85,086
          Federal National
          Mortgage Association
      384 Pool....................    8.000        10/01/24                391
          Federal National
          Mortgage Association
      307 Pool....................   11.500        07/01/13                345
          Federal National
          Mortgage Association
    5,037 Pool....................   12.000        03/01/13              5,706
          Government National
          Mortgage Association
   98,328 Pool....................    6.500        04/15/26             93,750
          Government National
          Mortgage Association
  197,271 Pool....................    7.000  05/15/23 to 05/15/26      193,241
          Government National
          Mortgage Association
   67,506 Pool....................    7.500  12/15/22 to 03/15/23       67,830
          Government National
          Mortgage Association
   75,553 Pool....................    8.000  07/15/07 to 04/15/24       77,792
          Government National
          Mortgage Association
  225,279 Pool....................    8.500  09/15/04 to 03/15/23      236,446
          Government National
          Mortgage Association
  142,185 Pool....................    9.000  11/15/17 to 12/15/22      151,916
          Government National
          Mortgage Association
      296 Pool....................   11.000        03/15/10                330
          Government National
          Mortgage Association
    6,981 Pool....................   12.000        06/15/11              7,932
          Government National
          Mortgage Association
    3,046 Pool....................   12.500        04/15/10              3,521
                                                                    ----------
          TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS....      1,300,691
                                                                    ----------
          UNITED STATES TREASURY
          OBLIGATIONS 45.5%
          United States Treasury
  100,000 Bonds (b)...............   11.125        08/15/03            125,781
          United States Treasury
   50,000 Notes...................    7.500        11/15/01             52,672
          United States Treasury
  250,000 Notes (b)...............    8.500  04/15/97 to 02/15/00      258,414
          United States Treasury
  170,000 Notes (b)...............    8.625        08/15/97            173,215
          United States Treasury
  275,000 Notes (b)...............    8.875  10/15/97 to 11/15/97      281,839
          United States Treasury
  200,000 Notes (b)...............    9.000        05/15/98            208,376
                                                                    ----------
          TOTAL UNITED STATES TREASURY OBLIGATIONS.............      1,100,297
                                                                    ----------
          FORWARD PURCHASE
          COMMITMENTS 10.9%
          Federal National
          Mortgage Association 15
          Year Dwarf, January
   25,000 Forward.................    6.500          TBA                24,563
          Federal National
          Mortgage Association 15
          Year Dwarf, February
   10,000 Forward.................    6.500          TBA                 9,809
          Government National
          Mortgage Association,
    3,000 January Forward.........    8.500          TBA                 3,142
          Government National
          Mortgage Association,
   24,000 January Forward.........    9.000          TBA                25,695
          United States Treasury
  100,000 Notes, February Forward.    5.750        10/31/00             98,738
          United States Treasury
  100,000 Notes, February Forward.    6.500        08/15/05            100,602
                                                                    ----------
          TOTAL FORWARD PURCHASE COMMITMENTS...................        262,549
                                                                    ----------
 TOTAL LONG-TERM INVESTMENTS 110.3%
  (Cost $2,657,902) (a)........................................      2,663,537
 REPURCHASE AGREEMENT 1.2%
 Lehman Brothers, Inc. ($28,540 par collateralized by U.S.
 Government obligations in a pooled cash account, dated
 12/31/96, to be sold on 01/02/97 at $28,551)..................         28,540
 LIABILITIES IN EXCESS OF OTHER ASSETS (11.5%).................       (277,351)
                                                                    ----------
 NET ASSETS 100.0%.............................................     $2,414,726
                                                                    ----------

(a) At December 31, 1996, cost for federal income tax purposes is $2,658,399; the gross unrealized appreciation is $28,130 and the gross unrealized depreciation is $22,993, resulting in net unrealized appreciation of $5,137.
(b) Assets segregated as collateral for open forward and open futures transactions.
TBA--To be announced, maturity date has not been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                                       8
                                              See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
    All amounts, except for Maximum Offering Price information, reported in thousands

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $2,657,902) (Note 1)..  $2,663,537
Short-Term Investments (Note 1)....................................      28,540
Receivables:
 Interest..........................................................      32,297
 Fund Shares Sold..................................................       1,491
Other..............................................................          86
                                                                     ----------
 Total Assets......................................................   2,725,951
                                                                     ----------
LIABILITIES:
Payables:
 Securities Purchased..............................................     265,735
 Fund Shares Repurchased...........................................      35,331
 Variation Margin on Futures (Note 5)..............................       6,182
 Distributor and Affiliates (Notes 2 and 6)........................       1,409
 Investment Advisory Fee (Note 2)..................................       1,062
 Income Distributions..............................................         917
Accrued Expenses...................................................         341
Deferred Compensation and Retirement Plans (Note 2)................         248
                                                                     ----------
 Total Liabilities.................................................     311,225
                                                                     ----------
NET ASSETS.........................................................  $2,414,726
                                                                     ----------
NET ASSETS CONSIST OF:
Capital (Note 3)...................................................  $3,074,357
Accumulated Undistributed Net Investment Income....................       1,350
Net Unrealized Depreciation on Securities..........................      (4,302)
Accumulated Net Realized Loss on Securities........................    (656,679)
                                                                     ----------
NET ASSETS.........................................................  $2,414,726
                                                                     ----------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $2,156,391,958 and 214,670,968 shares of beneficial
 interest issued and outstanding)..................................  $    10.05
 Maximum sales charge (4.75%* of offering price)...................         .50
                                                                     ----------
 Maximum offering price to public..................................  $    10.55
                                                                     ----------
 Class B Shares:
 Net asset value and offering price per share (Based on net assets of $236,712,629 and 23,553,740 shares of beneficial interest
 issued and outstanding)...........................................  $    10.05
                                                                     ----------
 Class C Shares:
 Net asset value and offering price per share (Based on net assets of $21,621,196 and 2,155,369 shares of beneficial interest issued
 and outstanding)..................................................  $    10.03
                                                                     ----------

*On sales of $100,000 or more, the sales charge will be reduced.

                                       9
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
                       All amounts reported in thousands

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest............................................................  $ 206,064
                                                                      ---------
EXPENSES:
Investment Advisory Fee (Note 2)....................................     13,463
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
 and C of $5,707, $2,582 and $240, respectively) (Note 6)...........      8,529
Shareholder Services (Note 2).......................................      5,271
Legal (Note 2)......................................................        171
Trustees Fees and Expenses (Note 2).................................         87
Other ..............................................................      2,091
                                                                      ---------
 Total Expenses.....................................................     29,612
 Less Expenses Reimbursed (Note 2)..................................         18
                                                                      ---------
 Net Expenses.......................................................     29,594
                                                                      ---------
NET INVESTMENT INCOME...............................................  $ 176,470
                                                                      ---------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments .......................................................  $ (27,569)
 Futures............................................................     (8,519)
                                                                      ---------
Net Realized Loss on Securities.....................................    (36,088)
                                                                      ---------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period............................................     96,837
                                                                      ---------
 End of the Period:
 Investments........................................................      5,635
 Futures............................................................     (9,937)
                                                                      ---------
                                                                         (4,302)
                                                                      ---------
Net Unrealized Depreciation on Securities During the Period.........   (101,139)
                                                                      ---------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES......................  $(137,227)
                                                                      ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $  39,243
                                                                      ---------

                                       10
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
                       All amounts reported in thousands

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................         $  176,470         $  189,277
Net Realized Gain/Loss on Securities.....            (36,088)            69,871
Net Unrealized Appreciation/Depreciation
 on Securities During the Period.........           (101,139)           188,213
                                                  ----------         ----------
Change in Net Assets from Operations.....             39,243            447,361
                                                  ----------         ----------
Distributions from Net Investment Income:
 Class A Shares..........................           (159,011)          (175,321)
 Class B Shares..........................            (15,893)           (17,201)
 Class C Shares..........................             (1,480)            (1,830)
                                                  ----------         ----------
Total Distributions......................           (176,384)          (194,352)
                                                  ----------         ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................           (137,141)           253,009
                                                  ----------         ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold................            236,825            348,540
Net Asset Value of Shares Issued Through
Dividend Reinvestment....................             97,997            105,561
Cost of Shares Repurchased...............           (639,804)          (739,695)
                                                  ----------         ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.............................           (304,982)          (285,594)
                                                  ----------         ----------
TOTAL DECREASE IN NET ASSETS.............           (442,123)           (32,585)
NET ASSETS:
Beginning of the Period..................          2,856,849          2,889,434
                                                  ----------         ----------
End of the Period (Including accumulated
 undistributed net investment income of
 $1,350 and $1,248, respectively)........         $2,414,726         $2,856,849
                                                  ----------         ----------

                                       11
                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                           Year Ended December 31,
                                 ----------------------------------------------
Class A Shares                       1996      1995     1994     1993      1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period.....................    $10.55     $9.67   $10.80    $10.75   $10.95
                                 --------  -------- --------  -------- --------
 Net Investment Income.........      .689       .67      .66    .80375      .90
 Net Realized and Unrealized
  Gain/Loss on Securities......     (.504)    .8985  (1.1145)      .05   (.2225)
                                 --------  -------- --------  -------- --------
Total from Investment
Operations.....................      .185    1.5685   (.4545)   .85375    .6775
Less Distributions from Net
 Investment Income.............      .690     .6885    .6755    .80375    .8775
                                 --------  -------- --------  -------- --------
Net Asset Value, End of the
Period.........................   $10.045    $10.55    $9.67    $10.80   $10.75
                                 --------  -------- --------  -------- --------
Total Return (a)...............     1.90%    16.77%   (4.26%)    8.15%    6.56%
Net Assets at End of the Period
(In millions)..................  $2,156.4  $2,544.5 $2,578.7  $3,418.8 $3,635.3
Ratio of Expenses to Average
Net Assets (b).................     1.06%     1.01%    1.02%      .98%     .97%
Ratio of Net Investment Income
to Average Net Assets (b)......     6.88%     6.62%    6.96%     7.73%    8.42%
Portfolio Turnover.............      271%      231%     306%      239%     239%

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                       12
                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                             Year Ended December 31,
                                      ----------------------------------------
Class B Shares                           1996    1995    1994    1993 1992 (a)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period...............................  $10.56   $9.68  $10.80  $10.75   $10.95
                                      -------  ------ -------  ------   ------
 Net Investment Income...............    .635     .60     .60     .74      .76
 Net Realized and Unrealized
  Gain/Loss on Securities............   (.527)  .8965 (1.1275)    .03    (.165)
                                      -------  ------ -------  ------   ------
Total from Investment Operations.....    .108  1.4965  (.5275)    .77     .595
Less Distributions from Net
 Investment Income...................    .618   .6165   .5925     .72     .795
                                      -------  ------ -------  ------   ------
Net Asset Value, End of the Period... $10.050  $10.56   $9.68  $10.80   $10.75
                                      -------  ------ -------  ------   ------
Total Return (b).....................   1.17%  15.93%  (4.95%)  7.31%    5.74%
Net Assets at End of the Period (In
millions)............................  $236.7  $285.5  $278.7  $368.4   $236.6
Ratio of Expenses to Average Net
Assets (c)...........................   1.82%   1.77%   1.78%   1.74%    1.74%
Ratio of Net Investment Income to
Average Net Assets (c)...............   6.13%   5.86%   6.20%   7.21%    7.20%
Portfolio Turnover...................    271%    231%    306%    239%     239%

(a) Based on average month-end shares outstanding.

(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                       13
                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                 March 10, 1993
                                    Year Ended December           (Commencement
                                            31,             of Distribution) to
                                   -----------------------         December 31,
Class C Shares                        1996    1995    1994             1993 (a)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period...........................   $10.54   $9.66  $10.79               $10.94
                                   -------  ------ -------               ------
 Net Investment Income...........     .623     .60     .60                  .69
 Net Realized and Unrealized
  Gain/Loss on Securities........    (.514)  .8965 (1.1375)              (.3055)
                                   -------  ------ -------               ------
Total from Investment Operations.     .109  1.4965  (.5375)               .3845
Less Distributions from Net
 Investment Income...............     .618   .6165   .5925                .5345
                                   -------  ------ -------               ------
Net Asset Value, End of the
Period...........................  $10.031  $10.54   $9.66               $10.79
                                   -------  ------ -------               ------
Total Return (b).................    1.18%  15.96%  (5.05%)               3.58%*
Net Assets at End of the Period
(In millions)....................    $21.6   $26.8   $32.0                $39.0
Ratio of Expenses to Average Net
Assets (c).......................    1.82%   1.77%   1.78%                1.72%
Ratio of Net Investment Income to
Average Net Assets (c)...........    6.12%   5.86%   6.24%                7.54%
Portfolio Turnover...............     271%    231%    306%                 239%

*Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                       14
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Government Securities Fund (the "Fund") is orga-nized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities. The Fund commenced investment opera-tions on July 16, 1984. The distribution of the Fund's Class B and C shares commenced on December 20, 1991 and March 10, 1993, respectively.
The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The prepara-tion of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent as-sets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis.
The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
The Fund intends to utilize provisions of the federal income tax laws which al-low it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $664,420,190 which will expire between Decem-ber 31, 1997 and December 31, 2002. Of this amount, $34,785,440, will expire on December 31, 1997. Net realized loss differs for financial reporting and tax purposes as a result of losses recognized for tax purposes on open futures po-sitions at December 31, 1996, post-October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and the de-ferral for tax purposes of losses resulting from wash sales.

                               December 31, 1996

--------------------------------------------------------------------------------

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distrib-uted annually. Distributions from net realized gains for book purposes may in-clude short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.
Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1996 fiscal year have been identified and appropriately reclassified. Per-manent book and tax basis differences relating to the recognition of net real-ized losses on paydowns of mortgage pool obligations totaling $478,472 were reclassified from accumulated net realized loss on securities to accumulated undistributed net investment income. Permanent differences relating to the rec-ognition of certain expenses which are not deductible for tax purposes totaling $495,325 were reclassified from accumulated undistributed net investment income to capital. Additionally, $227,853,021 of the capital loss carryforward for tax purposes expired during 1996 and was reclassified from accumulated net realized loss on securities to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $1 billion.................................................... .540 of 1%
Next $1 billion..................................................... .515 of 1%
Next $1 billion..................................................... .490 of 1%
Next $1 billion..................................................... .440 of 1%
Next $1 billion..................................................... .390 of 1%
Next $1 billion..................................................... .340 of 1%
Next $1 billion..................................................... .290 of 1%
Over $7 billion..................................................... .240 of 1%

Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, coun-sel to the Fund, of which a trustee of the Fund is an affiliated person.
For the year ended December 31, 1996, the Fund recognized expenses of approxi-mately $404,500 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $4,246,500, represent-ing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
Additionally, for the year ended December 31, 1996, the Fund paid VKAC approxi-mately $495,300 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in shareholder services resulting from the consolidation.
Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. During the year ended December 31, 1996, VKAC reimbursed the Fund for all expenses related to the retirement plan.

At December 31, 1996, VKAC owned 15,087 shares of Class A.

                               December 31, 1996

--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
At December 31, 1996, capital aggregated $2,865,431,316, $190,732,886 and
$18,193,187 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES          VALUE
-------------------------------------------------------------------------------
Sales:
 Class A...........................................  19,916,758  $ 202,339,730
 Class B...........................................   2,958,853     29,869,622
 Class C...........................................     457,510      4,615,495
                                                    -----------  -------------
Total Sales........................................  23,333,121  $ 236,824,847
                                                    -----------  -------------
Dividend Reinvestment:
 Class A...........................................   8,692,189  $  87,523,376
 Class B...........................................     948,561      9,565,633
 Class C...........................................      90,225        908,298
                                                    -----------  -------------
Total Dividend Reinvestment........................   9,730,975  $  97,997,307
                                                    -----------  -------------
Repurchases:
 Class A........................................... (55,118,215) $(556,059,402)
 Class B...........................................  (7,388,783)   (74,318,737)
 Class C...........................................    (939,225)    (9,425,881)
                                                    -----------  -------------
Total Repurchases.................................. (63,446,223) $(639,804,020)
                                                    -----------  -------------

At December 31, 1995, capital aggregated $3,335,131,658, $248,337,028 and
$24,218,915 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                         SHARES          VALUE
-------------------------------------------------------------------------------
Sales:
 Class A...........................................  29,742,902  $ 302,620,414
 Class B...........................................   3,806,648     38,792,849
 Class C...........................................     699,653      7,126,126
                                                    -----------  -------------
Total Sales........................................  34,249,203  $ 348,539,389
                                                    -----------  -------------
Dividend Reinvestment:
 Class A...........................................   9,310,631  $  94,006,173
 Class B...........................................   1,029,563     10,412,722
 Class C...........................................     113,172      1,142,287
                                                    -----------  -------------
Total Dividend Reinvestment........................  10,453,366  $ 105,561,182
                                                    -----------  -------------
Repurchases:
 Class A........................................... (64,644,902) $(656,610,356)
 Class B...........................................  (6,591,507)   (67,005,306)
 Class C...........................................  (1,581,505)   (16,079,311)
                                                    -----------  -------------
Total Repurchases.................................. (72,817,914) $(739,694,973)
                                                    -----------  -------------

                               December 31, 1996

--------------------------------------------------------------------------------
Class B and C shares are offered without a front end sales charge, but are sub-ject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  4.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

For the year ended December 31, 1996, VKAC, as Distributor for the Fund, re-ceived commissions on sales of the Fund's Class A shares of approximately $105,400 and CDSC on redeemed shares of approximately $810,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments and forward purchase commitments, were $7,011,238,023 and $7,345,447,175, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
The Fund has a variety of reasons to use derivative instruments, such as to at-tempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, in-cluding derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a futures contract or forward. In these situations, the recognition of gain or loss is postponed until the disposal of this underlying security.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These con-tracts are generally used to manage the portfolio's effective maturity and du-ration.
Upon entering into futures contracts, the Fund maintains, in a segregated ac-count with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               December 31, 1996

--------------------------------------------------------------------------------
Transactions in futures contracts, each with a par value of $100,000, for the year ended December 31, 1996, were as follows:

                                                                      CONTRACTS
--------------------------------------------------------------------------------
Outstanding at December 31, 1995.....................................     5,500
Futures Opened.......................................................    69,381
Futures Closed.......................................................   (69,935)
                                                                        -------
Outstanding at December 31, 1996.....................................     4,946
                                                                        -------

The futures contracts outstanding as of December 31, 1996, and the descriptions and unrealized depreciation are as follows:

                                                                     UNREALIZED
                                                         CONTRACTS DEPRECIATION
-------------------------------------------------------------------------------
U.S. Treasury Long Bond Future
 Mar 1997--Buys to Open.................................     4,202   $8,951,707
10-Year U.S. Treasury Note Future
 Mar 1997--Buys to Open.................................       744      984,798
                                                             -----   ----------
                                                             4,946   $9,936,505
                                                             -----   ----------

B. FORWARD COMMITMENTS-The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains suffi-cient collateral of cash or securities in a segregated account with its custo-dian. Forward purchase commitments are included in the portfolio of investments, with changes in value reflected as a component of unrealized appreciation/depreciation on securities.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $2,176,500.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Government Securities Fund (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 31, 1997

            VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002
                                          *"Interested" persons of the Fund,
                                          as defined in the
                                          Investment Company Act of 1940.

                                          (C)Van Kampen American Capital Dis-
                                          tributors, Inc., 1997
                                           All rights reserved.

                                          SMdenotes a service mark of
                                           Van Kampen American Capital Dis-
                                           tributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                          RESULT OF SHAREHOLDER VOTES


  A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of Price Waterhouse LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 148,842,255 shares voted for the proposal, 3,751,972 shares voted against and 13,661,664 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 129,838,827 shares voted for the proposal, 5,111,254 shares voted against and 13,893,410 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 151,636,524 shares voted for the proposal, 2,044,380 shares voted against and 12,574,987 shares abstained.